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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    December 14, 1999


                             VALLEY NATIONAL BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                                   ----------
                 (State or other jurisdiction of incorporation)

              0-11179                             22-2477875
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)

                                1455 Valley Road
                             Wayne, New Jersey 07470
                             -----------------------
                    (Address of principal executive offices)

                                 (973) 305-8800
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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On December 14, 1999, Valley National Bancorp  ("Valley") issued a press release announcing that the Board of Directors had authorized the purchase of up to 3,000,000 shares of the company's outstanding common stock. Purchases may be made from time to time in the open market or in privately negotiated transactions at prices not exceeding prevailing market rates. Reacquired shares will be held in treasury and are expected to be used for employee benefit programs, stock dividends and other corporate purposes.


Item 7.           Exhibits
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Exhibit 99        Press Release dated December 14, 1999



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VALLEY NATIONAL BANCORP


Dated:  December 29, 1999          By: ALAN D. ESKOW
                                       -----------------------------
                                       Alan D. Eskow
                                       Principal Accounting Officer
                                       and Corporate Secretary


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                                INDEX TO EXHIBITS

Exhibit No.                      Description
-----------                      -----------

 99                               Press release dated December 14, 1999